UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 29, 2012

WFRBS Commercial Mortgage Trust 2012-C9
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(Exact name of issuing entity)

RBS Commercial Funding Inc.
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(Exact name of registrant as specified in its charter)

Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
Liberty Island Group I LLC
C-III Commercial Mortgage LLC
Basis Real Estate Capital II, LLC
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(Exact names of sponsors as specified in their charters)

        Delaware                        333-177891-02                06-1565524
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(State or Other Jurisdiction           (Commission File            (IRS Employer
     of Incorporation)                     Number)              Identification No.)

600 Washington Blvd.                                                                           Stamford, Connecticut06901
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (203) 897-2700
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Not applicable
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

In connection with the offering of commercial mortgage-backed securities contemplated by the Prospectus Supplement dated October 16, 2012 to the Prospectus dated October 9, 2012, as filed by the Registrant on October 29, 2012, the Registrant is attaching as exhibits to this Form 8-K the related Pooling and Servicing Agreement, Underwriting Agreement and Mortgage Loan Purchase Agreements.

(d)           Exhibits:

1.1	Underwriting Agreement, dated October 16, 2012, between RBS Commercial Funding Inc., The Royal Bank of Scotland plc, RBS Securities Inc., Wells Fargo Securities, LLC and Deutsche Bank Securities Inc.

4.1
Pooling and Servicing Agreement, dated as of October 1, 2012, between RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of October 16, 2012, between RBS Commercial Funding Inc. and The Royal Bank of Scotland plc.

99.2	Mortgage Loan Purchase Agreement, dated as of October 16, 2012, between RBS Commercial Funding Inc. and Wells Fargo Bank, National Association.

99.3	Mortgage Loan Purchase Agreement, dated as of October 16, 2012, between RBS Commercial Funding Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of October 16, 2012, between RBS Commercial Funding Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of October 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBS Commercial Funding Inc.

	By:	/s/ Jim Barnard
Name: Jim Barnard
Title: Director

Date: October 29, 2012

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EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 16, 2012, between RBS Commercial Funding Inc., The Royal Bank of Scotland plc, RBS Securities Inc., Wells Fargo Securities, LLC and Deutsche Bank Securities Inc.
4.1
Pooling and Servicing Agreement, dated as of October 1, 2012, between RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of October 16, 2012, between RBS Commercial Funding Inc. and The Royal Bank of Scotland plc.
99.2	Mortgage Loan Purchase Agreement, dated as of June 7, 2012, between RBS Commercial Funding Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of October 16, 2012, between RBS Commercial Funding Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.
99.4	Mortgage Loan Purchase Agreement, dated as of October 16, 2012, between RBS Commercial Funding Inc., Liberty Island Group I LLC and Liberty Island Group LLC.
99.5	Mortgage Loan Purchase Agreement, dated as of October 16, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

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